Property and Equipment	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Property and Equipment
Property and Equipment

Note 10.Property and Equipment

Property and equipment consisted of the following (in thousands):

	September 30,	December 31,
	2014	2013
Buildings and improvements	$653,547	$601,900
Land	289,559	287,044
Fixtures and equipment	25,181	19,890
Construction in process	61,654	59,277
Capitalized internal use software	7,530	5,847
Total property and equipment	1,037,471	973,958
Less accumulated depreciation	(213,888)	(170,322)
Total	$823,583	$803,636

At September 30, 2014, construction in process includes $30.5 million related to the Partnership’s ethanol plant acquired from Cascade Kelly.  Due to the nature of certain assets acquired from Cascade Kelly which are currently idle, the Partnership intends to make the capital improvements necessary to place the ethanol plant into service and expects the plant to be operational by 2016; therefore, as of September 30, 2014, the recorded value of the ethanol plant is included in construction in process.  After the plant has been successfully placed into service, depreciation will commence.

The Partnership evaluates its assets for impairment on a quarterly basis.  No impairments were required for the three and nine months ended September 30, 2014.

Note 6. Property and Equipment

        Property and equipment consisted of the following at December 31 (in thousands):

	2013	2012
Buildings and improvements	$601,900	$498,984
Land	287,044	289,903
Fixtures and equipment	19,890	14,554
Construction in process	59,277	17,809
Capitalized internal use software	5,847	5,847

Total property and equipment	973,958	827,097
Less accumulated depreciation	(170,322)	(114,775)

Total	$803,636	$712,322

        The increase of approximately $146.9 million in gross total property and equipment at December 31, 2013 was primarily due to the Partnership's acquisitions of its membership interests in Basin Transload and Cascade Kelly (see Note 3) and to additions related to the Partnership's gasoline stations and Albany, New York terminal.

        At December 31, 2013, construction in process primarily included capitalized costs of approximately $30.5 million related to the Partnership's ethanol plant acquired from Cascade Kelly, $26.6 million in costs associated with our crude oil activities, primarily tank construction projects and a build-out project to increase the rail and receipt and throughput storage capacities at the Albany, New York terminal, construction costs at our compressed natural gas loading station in Bangor, Maine and various upgrades at certain other terminals and $2.2 million in costs related to the Partnership's gasoline stations.

        At December 31, 2012, construction in process primarily included capitalized costs of approximately $8.5 million related to the construction of a rail-fed propane storage and distribution facility in Albany, New York and $7.6 million in costs related to the Partnership's gasoline stations.

        As part of continuing operations, the Partnership may periodically divest certain gasoline stations. The gain (loss) on the sale, representing cash proceeds less net book value of assets at disposition, including an allocation of goodwill, is recorded in operating expenses. Gain (loss) on disposition of gasoline stations was not material for the years ended December 31, 2013, 2012 and 2011.

  Depreciation

        Depreciation expense allocated to cost of sales was approximately $55.6 million, $36.7 million and $24.4 million for the years ended December 31, 2013, 2012 and 2011, respectively.

        Depreciation expense allocated to selling, general and administrative expenses was approximately $2.3 million, $1.8 million and $1.2 million for the years ended December 31, 2013, 2012 and 2011, respectively.

        There were no fully depreciated assets written off for the years ended December 31, 2013 and 2012.